UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 14, 2024

NEVADA CANYON GOLD CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55600	46-5152859
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

5655 Riggins Court, Suite 15, Reno, NV 89502

(Address of principal executive offices) (zip code)

(888) 909-5548

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment Agreement to Royalty Option to Purchase Agreement, dated December 17, 2021.

On August 14, 2024, Nevada Canyon Gold Corp. (“Nevada Canyon” or the “Company”), through its wholly owned subsidiary, Nevada Canyon, LLC, entered into an Amendment Agreement to a Royalty Option to Purchase Agreement, dated December 21, 2021 (the “Agreement”) with Target Minerals, Inc (“Target”), a private Nevada company, to acquire 100% interest of Target’s 1% production royalty on the Olinghouse Project, located in the Olinghouse Mining District, Washoe County, Nevada (the “Option to Purchase”).

Nevada Canyon subsequently exercised its Option to Purchase on the Amended Agreement to acquire 100% interest of Target’s 1% production royalty on the Olinghouse Project for a one-time cash payment of $1,500,000, plus previous cash payments of $240,000, for total consideration of $1,740,000 in cash. The original terms of the Agreement consisted of the following: (i) cash option payments of US$240,000 (ii) US$2,000,000 which shall be paid by Purchaser to Vendor in either cash, or (iii) 2,000,000 common shares of Nevada Canyon, subject to certain terms and conditions, the Amended Agreement resulted in a reduced purchase price for the Company.

A copy of the Amendment Agreement dated August 14, 2024, is attached as Exhibit 10.1 hereto.

ITEM 7.01 REGULATION FD DISCLOSURE

On August 15, 2024, the Company issued a news release announcing it entered into the Amended Agreement and Exercised its Option to Purchase as described in Item 1.01 of this Form 8-K. A copy of the news release is attached as Exhibit 99.1 hereto, which is incorporated by reference solely for purposes of this Item 7.01 disclosure.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under this Item 7.01, including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Amendment Agreement with Target Mineral Inc, dated August 14, 2024

99.1	News Release dated August 15, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVADA CANYON GOLD CORP.

By:	/s/ Alan Day
Alan Day
President and Chief Executive Officer

Date:	August 15, 2024